Exhibit 23.2



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference into this Post-Effective Amendment No. 1 to Form S-4 Registration Statement on Form S-8 (the "Registration Statement") of Kramont Realty Trust, of our report dated March 3, 2000, on the consolidated financial statements of Kranzco Realty Trust, included in Kranzco Trust's Form 10-K for the year ended December 31, 1999.


                                   /s/ Arthur Andersen LLP

Philadelphia, Pa.,
  June 15, 2000